Supplement Dated December 29, 2000*
                       to the Prospectus Dated May 1, 2000
         of American Express New Solutions Variable AnnuitySM (240355 A)

The following information applies to contracts purchased in the state of Pennsylvania.

1. The reference on page one of the prospectus to "Individual or Group Flexible Premium Deferred Combination Fixed/Variable Annuity" is changed to "Individual Flexible Premium Deferred Variable Annuity."

2. The one-year fixed account is not available under contracts purchased in Pennsylvania. Any reference in this prospectus to the one-year fixed account, and any contract features or benefits associated with the one-year fixed account are deleted.

3. The Guarantee Period Accounts are not available under contracts purchased in Pennsylvania. Any reference in this prospectus to the Guarantee Period Accounts, and any contract features or benefits associated with the Guarantee Period Accounts are deleted.

4. The minimum initial purchase payment (not including Systematic Investment Plans) is changed from $5,000 to $2,000.

5. The following subsection replaces the subsection on the "Special dollar-cost averaging program" that was added to the "Making the Most of Your Contract" section of the prospectus by supplement on December 29, 2000:

     Special dollar-cost averaging program

     If your contract value** is at least $10,000, you may elect to allocate any new purchase payments of at least $10,000 to a six-month or twelve-month account under this program. You may not transfer money you previously invested in this contract into the program.

     We will credit your purchase payment (and any applicable purchase payment credit) with interest at the current guaranteed annual rate in effect on the date we receive your money. We will change the rates for new purchase payments from time to time at our discretion and we base these rates on competition. Once we set the interest rate for a payment, it does not change even if your contract value changes.

     We apply these rates to the balance remaining in the program accounts and we do not credit interest after we transfer money to the accounts you selected. We transfer money out of the program accounts into the subaccounts you selected on a monthly basis. We transfer all money out of the program within the time period (six or twelve months) you selected. If you fund this program with money from a different existing annuity or life insurance contract (1035 exchange), we will deposit money into the program account as it arrives. This means that some of the money may be transferred out of the program in less than the time period you selected (six or twelve months), and you may receive less total interest than if we received all of the money at one time. If we receive the last of the money from your 1035 exchange after the expiration of the six-month or twelve-month period, you have the option of allocating this money to another program account (if available) or any subaccounts you select.

     If you have money in the program, you will not be able to allocate additional purchase payments to the program unless another interest rate is in effect.

     You may not participate in this program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in this program and the automatic rebalancing program as long as your subaccount asset allocation matches between the programs. If you elect to change your subaccount asset allocation under one program, we will automatically change it to match under the other program. If you have more than one account in this program, the asset allocation for each account may be different as long as you are not also participating in the automatic rebalancing program.

     You may terminate participation in this program at any time. If you do so, you will no longer receive the guaranteed annual interest rate on any remaining balance in the program account. If you terminate the program, or we are unable to accept new money into the program, we will allocate that money using the subaccounts you selected for the program or in any other manner you specify.

     We can modify the terms of this program or discontinue this program at any time. Any modifications will not affect money already in the program.

** Contract value includes new purchase payments (or expected payments if you fund the program from a 1035 exchange) and any applicable purchase payment credit.

240355-12 A (12/00)
*Valid until April 30, 2001